CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of Senesco Technologies, Inc. for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Joel Brooks, Chief Financial Officer and Treasurer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.

Dated:   September 29, 2003         /s/ Joel Brooks *
                                    --------------------------------------------
                                    Joel Brooks
                                    Chief Financial Officer and Treasurer
                                    (principal financial and accounting officer)


* A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.